                                                           Exhibit 26(h)(7)(iii)

                                   SCHEDULE A

                   SEPARATE ACCOUNTS AND ASSOCIATED CONTRACTS

                          (AMENDED AS OF MAY 1, 2014)

NAME OF SEPARATE ACCOUNT                                        CONTRACTS FUNDED BY SEPARATE ACCOUNT
--------------------------------------------------------------- ---------------------------------------------------------
Minnesota Life Individual Variable Universal Life Account       Minnesota Life Accumulator Variable Universal Life Policy

                                                                ML Premier Variable Universal Life
--------------------------------------------------------------- ---------------------------------------------------------
Minnesota Life Variable Universal Life Account                  Variable Group Universal Life
--------------------------------------------------------------- ---------------------------------------------------------

This Schedule A to the Participation Agreement dated September 20, 2007 by and among the parties identified below is updated and effective as of May 1, 2014, and replaces all prior versions of this Schedule.

This Schedule A may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same instrument. This Schedule A shall become binding when any two or more counterparts thereof, individually or taken together, bear the signatures of all parties hereto. For the purposes hereof, a facsimile copy of this Schedule A, including the signature pages hereto, shall be deemed an original.




VANGUARD VARIABLE INSURANCE FUND               THE VANGUARD GROUP, INC.

BY:                                            BY:
   ----------------------------                   ----------------------------
NAME:  Heidi Stam                              NAME:
                                                    --------------------------
TITLE:  Secretary                              TITLE:
                                                     -------------------------


VANGUARD MARKETING CORPORATION                 MINNESOTA LIFE INSURANCE COMPANY

BY:                                            BY:
   ----------------------------                   ----------------------------
NAME:  Heidi Stam                              NAME:
                                                    --------------------------
TITLE:  Senior Vice President                  TITLE:
                                                     -------------------------